LAKESHORE INVESTMENT GROUP II, LLC
4635 South Lakeshore Drive • Tempe, Arizona 85282
(480) 345-4400

May 25, 2016

Alexander Walsh
Lithium Exploration Group, Inc.
320 East Fairmont
Tempe, Arizona

RE: Executive Suite Lease
4635 South Lakeshore Drive
Suite 200 and 130
Tempe, Arizona 85282-7127

Dear Alex:

Enclosed is your Lease with ***LAKESHORE INVESTMENT GROUP II, LLC***. The lease is based on an one year basis commencing June 1, 2016.

Upon move-in, the amount of **$1,122.32** is required. The breakdown is as follows:

Rent	$ 1,122.32
Security Deposit	<$ 1,100.00> (received Ck #40152)
Total	$ 1,122.32

Please read the Lease carefully. If it is agreeable, please sign and initial where indicated. I will then have the lease countersigned and return a copy for your records.

If you have any questions or concerns, please feel free to contact me at (480) 345-4509.

Sincerely,

LAKESHORE INVESTMENT GROUP II, LLC

Angela

Angela Muscolino-Gulish
Office Manager

Enc.

LEASE OF COMMERCIAL OFFICE SPACE
SHORT FORM

Effective Date	County and State where property is located
June 1, 2016	Maricopa County, Arizona
LESSOR (Name, Address and Zip Code)	**LESSEE** (Name, Address and Zip Code)
LAKESHORE INVESTMENT GROUP II, LLC 4635 South Lakeshore Drive Tempe, Arizona 85282-7127	Alexander Walsh Lithium Exploration Group, Inc. 320 East Fairmont Tempe, Arizona
Subject Leased Premises	Description of Space (Suite No.)
4635 South Lakeshore Drive Tempe, Arizona 85282	Suites 200 and 130 **NOTE**: Rental amount based on a per office basis and not actual square footage.

Personal property included with Lease (List all moveable property or property which shall be moved in and attached as fixtures for Lessee).

N/A

1. **Consideration.** For value consideration Lessor leases to Lessee space in the leased premises with improvements and personal property described above according to the terms hereinafter set forth.

2. **Terms of Lease.** This lease shall be in effect for a period of one year, commencing at 12:00 noon on June 1st, 2016 and ending on May 31st, 2017.

3. **Rent.** Rent shall be paid monthly on or before the 1st day of each month beginning June 1st. Lessee shall pay the first month's rent in advance. Rent is made payable to ***LAKESHORE INVESTMENT GROUP II, LLC***. Monthly rent is calculated as follows:

A.	Base monthly rent	$ 1,060.00	+	1.8% tax	$ 19.08		
B.	Monthly covered parking rental		+	1.8% tax			
C.	Monthly telephone line rental		+	8.1% tax			
D.	Monthly voice mail rental		+	8.1% tax			
E.	Monthly data line rental		+	8.1% tax			
F.	Monthly desk and chair rental		+	8.1% tax			
G.	Monthly Internet service	40.00	+	8.1% tax	3.24		
H.	Miscellaneous ____________		+	8.1% tax			
	____________		+	8.1% tax			
		$ 1,100.00	+		$ 22.32	=	$ 1,122.32

3. **Taxes.** In addition to rent, Lessee shall pay all applicable State, County, and City sales tax.

4. **Deposits.** A refundable security deposit of $ 1,100.00 is required.

Initials: ____ ____

5. **Late Payments.** A late payment penalty of ___5___% will be assessed for each rent payment made after the **5th** of each month.

6. **Use of Premises.** The premises shall be used for ___general office___ and for no other purpose. Any violation of the use restriction is a material breach of the lease.

7. **Utilities, Services and Other Expenses** shall be allocated as follows:
Lessor shall supply all services customary to a full-service lease of executive suite office space, including refrigerated air-conditioning, heat, janitorial service five days a week, water, electric current (110 volt only) for lighting and light office machines, general commercial insurance on the building, payment of real property taxes and assessments, receptionist personnel, and any and all other costs associated with the operation of the Building, except such costs which may be caused by the negligence of Lessee. Lessor is not liable for the stoppage or interruption of any said services or utilities cased by riots, strikes, labor disputes, accidents, outages, surges, necessary repairs or conditions beyond the Lessor's control. Lessee agrees not to connect to or alter any utilities or equipment provided by Lessor without the consent of the Lessor. The following amount represents reimbursement to Lakeshore Investment Group for payment of utilities on a monthly basis: ___589___ SF x $0.50 = ___$ 295.00___ per month. This calculation is only for an internal allocation of utilities by the Lessor. The reported size is approximate and does not necessarily reflect the actual size of the suite.

8. **Insurance.** Lessee agrees to indemnify and hold harmless Lessor and its agents, representatives and employees from and against any and all claims, demands, actions, causes or action and suits, including all attorney's fees and other costs and expenses arising directly or indirectly out of Lessee's use of the leased premises and common areas. Lessee is required to obtain and maintain one million dollars ($1,000,000) of fire, casualty, liability (all risk) insurance and comprehensive general public liability insurance with Lessor named as an additional insured. Lessee shall supply Lessor or its Leasing Agent with a certificate of insurance evidencing such coverage within ten (10) days of the execution of this lease. Such certificate shall provide for a thirty (30) day advance notice of cancellation or non-renewal and shall be maintained on a current basis. Lessee agrees to obtain a wavier of subrogation on its property insurance in favor of Lessor and its Leasing Agent and shall submit written verification of this wavier to Lessor or its Leasing Agent within ten (10) days of the execution of this lease. Lessee agrees to pay for all damages done to the premises or the building by Lessee of any person or persons permitted on the premises by Lessee. If Lessee fails to comply with the insurance requirements that such failure shall constitute an event of default under the lease, and further, the Lessor may elect to purchase any required insurance and charge the Lessee for such costs. If further refusal persists, the Lessee will be in default and lease terminated effective immediately.

9. **No Representation.** It is mutually agreed that no representations, warranties, covenants or agreements, express or implied, have been made, other than as expressly set forth herein.

10. **Acceptance of Premises.** No representations, except such as are contained herein, have been made to Lessee respecting the condition of the premises. By entry hereunder, Lessee accepts the premises as being free from defects and in good, clean and sanitary order, condition and repair, and agrees to keep the premises in such condition. Lessee further agrees on the last day of the term hereby created, or sooner termination of this lease, to surrender unto Lessor the premises in the same condition as when received, ordinary wear and tear expected.

11. **Destruction of Premises.** In the event of a partial or total destruction of the premises during the lease term from any cause other than by failure or neglect on the part of the Lessee to perform or observe any term, covenant or condition hereof, Lessor shall forthwith repair the same, unless Lessor shall elect to terminate this lease as thereinafter set forth. Such destruction shall in nowise annul or void this lease,

Initials: _____ _____

the inside or outside of the premises, which, in the opinion of Lessor, is not conforming to Lessor's standards, or is objectionable, offensive or not in good taste, and if Lessee shall fail to do so, Lessor may enter the premises and remove the same a the expense of the Lessee.

19. **Hazardous Wastes.** Lessee hereby agrees and acknowledges that it will not use, store or dispose of any hazardous materials. Lessee hereby agrees to indemnify, defend and hold harmless the Lessor for any violations of such provisions.

20. **Mechanic Laws.** Lessee shall keep the premises free from any mechanics or material man's liens arising from materials furnished or work performed on behalf of the Lessee. The Lessee agrees to indemnify, defend and hold harmless the Lessor from any liens or encumbrances arising from the performance of any such work. It is expressly stated that the Lessee is not authorized to act for or on behalf of the Lessor as the Lessor's agent or otherwise, for any purpose of constructing improvements to the premises.

21. **Compliance with Law.** Lessee shall comply with all laws, regulations or ordinances currently in force or later enacted, including those laws concerning the Lessee's use or occupancy of the premises. Furthermore, the Lessee shall not permit anything to be done on or about the premises, which will in any way conflict with any law, regulation or ordinance currently in force or later enacted.

22. **Termination.** If, with or without Lessor's consent, Lessee holds possession of the Premises after the Lease termination, Lessee shall become a Lessee from month-to-month and the parties shall remain bound by the terms and conditions hereof. In such event, if the monthly rent shall be paid by Lessee in advance on or before the first day of each month and Lessee shall continue in possession either (a) until such tenancy shall be terminated by Lessor by giving thirty (30) days advance written notice of termination, or (b) until the Lessee shall have given to Lessor written notice of at least thirty (30) days of Lessee's intention to terminate the tenancy. If the Lessee wishes to terminate the lease early, they may do so, but must compensate the Lessor for the remaining term. The calculation will be based upon the gross monthly rent, discounted at 15%. The Lessor may assign the Lease without approval or notification to the Lessee, except that the Lease shall continue in full force and effect, and the rights of any such transferee shall be subject to the leasehold rights of Lessee.

23. **Default.** A notice of Default shall be delivered to the Lessee at the address above or other address as specified by the Lessee in this Agreement. Upon delivery of the Default notice by the Lessor to the Lessee, the Lessee shall have seven (7) calendar days to remedy the default or material breach, although the Lessor may deem the breach or default non-curable. If the Lessee does not perform after this period, the Lessor will execute any and all rights stated in Arizona Revised Statutes Section 33-361 and 362 (D). Lessor is not required to give Lessee written notice before an event of default occurs.

[X] Additional provisions: Suite 130 is leased for Gregorio M. Garcia, P.C., Attorney for Lessor.

Initials: _____ _____

IN WITNESS WHEREOF, the parties hereto have executed this instrument by proper persons thereunto duly authorized so to do the date and year first hereinabove written.

LESSOR	LESSEE
LAKESHORE INVESTMENT GROUP II, LLC	LITHIUM EXPLORATION GROUP, INC.
By ______________________	By ______________________
Jan A. Sell	Alexander Walsh
Title Managing General Partner	Title ______________________

EXHIBIT A

RULES AND REGULATIONS

Lessee agrees to comply with all the rules and regulations, which may be imposed by the Lessor from time to time.

1. All Lessees have the right to use the parking lots, sidewalks, halls, passageways, stairwells, etc. and will not be obstructed by any of the Lessees or used by them for any purpose other than for ingress and egress to and from their respective premises. Conference rooms may be used on an available, first come basis, and must be scheduled ahead of time with the receptionist.

2. All Lessees shall adhere to and obey all such parking control measures as may be placed into effect by the Lessor through the use of signs, decals, or other instructions. All covered parking spaces are reserved and all open spaces are for general use.

3. No moving companies shall be used for the purpose of moving furnishings in or out of the premises unless they are licensed commercial movers.

4. Any electric wiring that the Lessee desires to introduce into his premises must be connected as directed by the Lessor. No boring or cutting for wires will be allowed except with specific consent of the Lessor. The location of telephones, electrical appliances, call boxes, intercoms and so forth shall be as prescribed by the Lessor. Executive refrigerators are permitted but are limited to a maximum of 3 cu. ft. and limited to one per tenant.

5. The Lessee shall not conduct any auction nor permit any fire or bankruptcy sales to be held on the premises, nor store goods, wares or merchandise on the premises.

6. All freight must be moved into, within and out of the building under the supervision of the Lessor and according to such regulations as may be posted in the building office. All moving of furniture or equipment into or out of the building by the Lessee shall be done at such time and in such manner as directed by the Lessor or its agent. In no cases shall items of freight, furniture, fixtures or equipment be moved into or out of the building during such hours as are normally considered rush hours for an office building... i.e. morning rush hours, noon rush hours and evening rush hours.

7. Requirements of the Lessee for building services, maintenance or repair shall be attended to only upon application to the office of the building. Employees of the building are not permitted to perform any work nor to do anything outside of their regular duties or otherwise, to any office, without specific instruction from the office of the building.

8. The Lessee shall not change locks or install other locks on doors without the written consent of the Lessor. Changing or re-keying a lock will be at the cost of the Lessor's locksmith and the responsibility of the Lessee.

9. Lessee will receive three sets of keys, which includes three keys to the suite and one key fob each at no cost to the Lessee. Any additional key fobs, or if lost or stolen, Lessee will be charged $25 per key fob.

10. The Lessee shall give prompt notice to the building of any accidents to or defect in plumbing, electrical fixtures or heating apparatus so that the same may be attended to properly.

Initials: _____ _____

11. No person or persons other than those approved by the Lessor will be permitted to enter the building for purposes of cleaning, maintenance, construction or painting.

12. Lessee shall not permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to the Lessor or other occupants of the building by reason of noise, odors, vibrations or interfere in any way with other Lessees or those having business therein, nor shall any animals or birds be permitted in or about the building. Smoking, candles, burning of incense or any and all type of flame assisted items or carrying a lighted cigar or cigarette in the building is prohibited. Smoking shall be in designated areas located outside the building and all smoking material shall be extinguished in the designated receptacle.

13. No cooking shall be or permitted by any Lessee on the demised premises nor shall offices of the building be used, nor any part thereof permitted to be used for lodging. Individual coffee pots, hot pots, burners, popcorn poppers, etc. are prohibited!

14. Each Lessee upon termination of the tenancy shall deliver to the Lessor all the keys of the offices, rooms, building and key fobs which were furnished to the Lessee.

15. No Lessee shall lay floor covering so that the same shall be affixed to the demised premises in any manner by paste or other material without the consent of the Lessor. The use of cement or other similar adhesive materials is expressly prohibited. Lessor shall have no obligation to repair, restretch, or replace carpeting, but will spot clean and sweep carpeting as part of any janitorial services required to be furnished by the Lessor under the lease.

16. On Saturdays, Sundays, holidays (legal) and on other days during certain hours for which the building may be closed after normal business hours, access to the building will be controlled by the Lessor. Normal office hours are from 8:00am to 5:00pm Monday through Friday. The security system locks the building from 5:30pm to 7:30am Monday through Friday, and all day Saturday, Sunday and holidays. Access during this time can only be permitted with the key fob assigned upon move-in. The Lessor, shall in no case, be liable for damages wherein admission to the building has not been granted during abnormal hours by reason of a Lessee failing to properly identify himself or through the failure of the building to be unlocked and open for access by the Lessee, Lessees' employees and the general public. Lessee is responsible for arming the alarm if the last to leave the premises.

17. Lessee shall adhere to the rules and regulations of the security system. Lessee hereby acknowledges that the building's security systems do not guarantee that the lessee will not suffer a loss due to theft, burglary or robbery. Lessee hereby holds Lessor from any and all losses caused by these possible events. Lessee shall see that doors of the premises are closed and securely locked before leaving the building and must observe strict care not to leave such doors and so forth open and exposed to the weather or other elements, and each Lessee shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before the Lessee or the Lessee's employees leave the building, and that all electricity, and air conditioning shall likewise be carefully shut off, so as to prevent waste or damage, where controlled by the Lessee.

18. Janitorial service shall be provided once per business day in and about the premises, and in no case shall such service be provided on Sundays and holidays (legal). Lessees shall not cause unnecessary labor by reason of carelessness or indifference in the preservation of good order and cleanliness. Lessee is responsible for boxes, books, heavy and large items, etc. by taking to the dumpster in the rear of the premises.

19. Canvassing, soliciting and peddling in the building are prohibited. Lessee shall cooperate to prevent same.

Initials: _____ _____

20. Nails **only** are permitted into the walls. Adhesives of any type are not permitted. Nails, screws, adhesives, etc. shall not be driven into the wood finish for any purpose whatsoever.

21. Monthly usage of fax transmission, copier, long distance telephone charges, postage, etc. is billed separately. Lessee agrees to maintain the long distance carrier provided by the Lessor

22. Lessee hereby acknowledges that Lessor sends, receives, accepts and signs for certain articles as required by the various delivery services including the United States Postal Service. The Lessee hereby releases the Lessor from any and all liability associated with such services.

23. It is the responsibility of the Lessee to maintain security for the building. 1) No doors are to be propped open. 2) If you are the last to leave the building, all doors must be checked to be sure they are secured, and the burglar alarm must be set. Failure to comply with item #2, will result in a $25.00 charge per incident. 3) False alarms caused by the Lessee, which necessitates the police or Lessor, to be summoned to the premises shall be charged $50.00 per incident.

24. Lessee agrees not to place or install vending machines of any type on the premises.

25. Lessor reserves the right, at any time, to rescind any one or more of these rules and regulations, or to make such other and further reasonable rules and regulations as in the Lessor's judgment may from time to time be necessary for the safety, care and cleanliness of the premises, and for the preservation of order therein.

These rules and regulations are binding upon heirs, successors, representatives and assigns of the Lessee. Any material breach of the rules will be a material default by the Lessee under the lease.

ACCEPTED:

______________________________ Date __________________

Alexander Walsh

LAKESHORE INVESTMENT GROUP II, LLC

4635 South Lakeshore Drive • Tempe, Arizona 85282
(480) 345-4400

May 25, 2016

Alexander Walsh
Lithium Exploration Group, Inc.
320 East Fairmont
Tempe, Arizona

RE: Executive Suite Lease
4635 South Lakeshore Drive
Suite 200 and 130
Tempe, Arizona 85282-7127

Dear Alex:

Enclosed is your Lease with ***LAKESHORE INVESTMENT GROUP II, LLC***. The lease is based on an one year basis commencing June 1, 2016.

Upon move-in, the amount of **$1,198.67** is required. The breakdown is as follows:

Rent	$ 1,198.67
Security Deposit	<<u>$ 1,100.00</u>> (received Ck #40152)
Total	$ 1,198.67

Please read the Lease carefully. If it is agreeable, please sign and initial where indicated. I will then have the lease countersigned and return a copy for your records.

If you have any questions or concerns, please feel free to contact me at (480) 345-4509.

Sincerely,

LAKESHORE INVESTMENT GROUP II, LLC

Angela

Angela Muscolino-Gulish
Office Manager

Enc.

LEASE OF COMMERCIAL OFFICE SPACE
SHORT FORM

Effective Date	County and State where property is located
June 1, 2016	Maricopa County, Arizona
LESSOR (Name, Address and Zip Code)	**LESSEE** (Name, Address and Zip Code)
LAKESHORE INVESTMENT GROUP II, LLC 4635 South Lakeshore Drive Tempe, Arizona 85282-7127	Alexander Walsh Lithium Exploration Group, Inc. 320 East Fairmont Tempe, Arizona
Subject Leased Premises	Description of Space (Suite No.)
4635 South Lakeshore Drive Tempe, Arizona 85282	Suites 200 and 130 **NOTE:** Rental amount based on a per office basis and not actual square footage.

Personal property included with Lease (List all moveable property or property which shall be moved in and attached as fixtures for Lessee).

N/A

1. **Consideration.** For value consideration Lessor leases to Lessee space in the leased premises with improvements and personal property described above according to the terms hereinafter set forth.

2. **Terms of Lease.** This lease shall be in effect for a period of one year, commencing at 12:00 noon on June 1st, 2016 and ending on May 31st, 2017.

3. **Rent.** Rent shall be paid monthly on or before the 1st day of each month beginning June 1st. Lessee shall pay the first month's rent in advance. Rent is made payable to ***LAKESHORE INVESTMENT GROUP II, LLC.*** Monthly rent is calculated as follows:

A.	Base monthly rent	$ 1,060.00	+	1.8% tax	$ 19.08		
B.	Monthly covered parking rental	75.00	+	1.8% tax	1.35		
C.	Monthly telephone line rental		+	8.1% tax			
D.	Monthly voice mail rental		+	8.1% tax			
E.	Monthly data line rental		+	8.1% tax			
F.	Monthly desk and chair rental		+	8.1% tax			
G.	Monthly Internet service	40.00	+	8.1% tax	3.24		
H.	Miscellaneous		+	8.1% tax			
			+	8.1% tax			
		$ 1,175.00	+		$ 23.67	=	$ 1,198.67

3. **Taxes.** In addition to rent, Lessee shall pay all applicable State, County, and City sales tax.

4. **Deposits.** A refundable security deposit of $ 1,100.00 is required.

Initials: ____ ____


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